Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of NV5 Holdings, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Dickerson Wright, Chief Executive Officer of the Company, and Michael P. Rama, Chief Financial Officer of the Company, each certify, to the best of his knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 27, 2015

/s/ Dickerson Wright
Dickerson Wright Chairman and Chief Executive Officer

Date: March 27, 2015

/s/ Michael P. Rama
Michael P. Rama Vice President & Chief Financial Officer

This certification accompanies this Annual Report on Form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by NV5 Holdings, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that NV5 Holdings, Inc. specifically incorporates it by reference.

A signed original of this written statement required by Section 906 has been provided to NV5 Holdings, Inc. and will be retained by NV5 Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.